UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.
(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer
Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI  53202
(Name and address of agent for service)

Fredrick G. Lautz; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI  53202
(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end:  December 31, 2011

Date of reporting period:  June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

Dear Friends:

The tumultuous markets continue, as do the diligent efforts of your fund’s portfolio management team. Their commentary (pages 4-9) will provide you with specifics on holdings and results. As founder of Heartland, I am grateful that the disciplines we have used for well over a quarter century have continued to deliver strong results for many shareholders. In fact, our very first fund, the Heartland Value Fund, is ranked Number 1 by Lipper. It achieved this ranking based on total returns since inception as of June 30, 2011, in comparison with only 11 other small cap value funds that have at least as long of a track record.*

Investors often find it challenging to maintain focus on long-term goals during these times. The future seems uncertain in ways we’ve not experienced during our lives, which is intimidating. It is easy to give way to risk-aversion. As we grapple with the issues of our time, I believe the value principles I first gleaned from Benjamin Graham’s writings (during the tough market of the 70’s, for those who remember) will serve us well. Irrespective of the direction and severity of macro headwinds, for the long term investor, we believe stocks will outperform bonds, and those stocks that can be found with low valuations and a positive outlook will outperform the broader market. This gives me confidence, and I hope it does for you too.

Have you read the book “All I Really Need to Know I Learned in Kindergarten?” It makes the point that many of life’s dilemmas can be best addressed through long-known and well-accepted principles. The same could be said with regard to investing. While seemingly “old news”, we believe that practical, time-tested truths can serve you well: Be patient, stay invested, set clear goals, focus on the long term, don’t allow today’s emotions to override a lifetime’s ambition. Perhaps the most difficult is to buy low and sell high, as this requires the courage to do what everyone else isn’t (as contrarians, we regularly exercise this discipline).

So don’t follow the headlines. Think ahead to your life’s purpose, and invest with that long-term goal in mind. We’re pleased that you have entrusted us to help you!

All the best,

*
Lipper, Inc., a Reuters company, is an independent monitor of fund performance and a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. As of 6/30/11, the 1, 3, 5, 10-year and since inception rankings for the Value Fund were 548/750, 537/675, 310/529, 64/311 and 1/11, respectively. For purposes of Lipper rankings, the inception date of the Value Fund is 1/3/85.

THE HEARTLAND FAMILY OF EQUITY FUNDS
TABLE OF INVESTMENT RESULTS (UNAUDITED)

THE HEARTLAND FAMILY OF FUNDS	INVESTMENT RESULTS AS OF JUNE 30, 2011 AVERAGE ANNUAL TOTAL RETURNS
Large, mid & small-cap value stocks		Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One
▼		Date	Inception	Years	Years	Years	Years	Years	Year
Select Value Fund
▲	Investor Class (HRSVX)	10/11/96	10.75%	—	—	9.20%	5.85%	6.32%	30.41%
Focused	Institutional Class (HNSVX)	5/1/08	10.83	—	—	9.31	6.07	6.68	30.73
Core equity holding	Russell 3000 Value Index	—	7.56	—	—	4.25	1.23	2.66	29.13
	S&P 500 Index	—	6.39	—	—	2.72	2.94	3.34	30.69

Small-cap value stocks
that pay dividends
▼
Value Plus Fund
▲	Investor Class (HRVIX)	10/26/93	11.73	—	11.24%	12.70	10.67	8.70	33.38
Focused	Institutional Class (HNVIX)	5/1/08	11.78	—	11.30	12.80	10.88	9.03	33.87
Upside opportunity with	Russell 2000 Value Index	—	9.91	—	9.46	7.53	2.24	7.09	31.35
potentially lower volatility	Russell 2000 Index	—	8.34	—	7.37	6.27	4.08	7.77	37.41

Small & micro-cap value stocks
▼
Value Fund
▲	Investor Class (HRTVX)	12/28/84	13.18	11.64%	10.34	8.78	3.53	4.80	33.71
Broadly diversified	Institutional Class (HNTVX)	5/1/08	13.21	11.67	10.40	8.86	3.70	5.06	33.93
Seeks to capture historical	Russell 2000 Value Index	—	11.46	10.25	9.46	7.53	2.24	7.09	31.35
outperformance	Russell 2000 Index	—	9.96	8.58	7.37	6.27	4.08	7.77	37.41

The S&P 500 Index since inception average annual returns for the Value Plus and Value Funds, Investor Class Shares are 8.18% and 10.81%, respectively.

Index Source: FactSet Research Systems, Inc. and Standard & Poor’s.

In the prospectus dated 5/1/11, the gross expense ratios for the Investor Classes of the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.23%, 1.17% and 1.14%, respectively. The expense ratios as of the same date for the Heartland Select Value Fund, Value Plus Fund and Value Fund Institutional Class Shares are 0.96%, 0.86% and 0.95%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class shares’ “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers and/or reimbursements, the total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. The Heartland Funds are distributed by ALPS Distributors, Inc.

THE HEARTLAND FAMILY OF EQUITY FUNDS
GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT –
INVESTOR CLASS

Select Value Fund – Inception: 10/11/96

Value Plus Fund – Inception: 10/26/93

Value Fund – Inception: 12/28/84

The graphs shown above represent a hypothetical investment of $10,000 in a Fund’s Investor Class Shares for the period from inception to 6/30/11. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

There is no assurance that dividend-paying stocks will mitigate volatility.

The opinions expressed in this Semi Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed. Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

HEARTLAND SELECT VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

PORTFOLIO MANAGEMENT TEAM	David C. Fondrie, CPA Ted D. Baszler, CPA, CFA Hugh F. Denison Will R. Nasgovitz
MANAGEMENT REPORT

The Select Value Fund returned 4.42% in the first half of 2011, trailing its benchmark, the Russell 3000 Value Index, which returned 5.74%.

A significant underweight to the Financial sector benefited the Fund; the only sector of the Index that returned a negative first half result. The uncertainty surrounding the passage of last year’s financial regulation, with many details yet to be determined, has weighed heavily on the sector. Stock selection within Financials provided a moderately positive result. We believe that certain of the Fund’s holdings in Diversified Financials, Insurance and Real Estate will not draw the same ire as major lending and Wall Street institutions.

The Fund also benefited from an overweight to the Energy sector. Turmoil in the Middle East created a risk premium in crude that, along with increasing global demand, pushed West Texas Intermediate1 spot oil prices to $113 per barrel in April. Oil prices have since reversed, though we continue to believe that supply/demand fundamentals support high energy price levels. Three of the top five positive contributors to Fund performance were energy stocks: Patterson-UTI Energy (PTEN), Marathon Oil (MRO) and Southern Union Co. (SUG). The latter was a target of an acquisition by Energy Transfer Equity LP (ETE) and Williams Companies (WMB), which were both interested in SUG’s natural gas pipeline assets. The Fund sold the shares in June at a substantial gain.

Renewed weakness in housing markets has taken a toll on building related names, including Universal Forest Products (UFPI), which was the biggest individual detractor from Fund performance. UFPI suffered weaker than expected margins due, in part, to unseasonal declines in the lumber markets year-to-date. UFPI has also recently announced the resignation of the company’s CEO. With the stock now trading below book value, we believe the market has fully discounted any future weakness in UFPI’s end markets and any sign of stabilization or uptick in housing should be positive for the stock.

Broadly speaking, we are pleased with how the portfolio has performed in light of increased market volatility in the first half, most recently attributed to the near default of the Greek government and the potential havoc such a scenario could create within European and, by extension, US financial institutions. Some potential threats are apparent closer to home, as the Federal Reserve signals the end of monetary stimulus and Congress considers steep spending cuts and tax hikes.

Taking full account of these concerns, we believe that markets remain reasonably priced by historical standards, with the Russell 3000 Value Index trading around 13x 2012 earnings estimates. Furthermore, corporate profits have continued to strengthen. We believe the portfolio is well diversified across 52 holdings, the majority of which currently pay a dividend. Coupled with an average price to book value of only 1.5x, we believe Fund characteristics may provide a margin of safety in the event of renewed volatility. Furthermore, we believe the Fund is structured to participate in what we expect to be a continued market recovery in the second half of the year.

1 West Texas Intermediate is commonly used in the Unites States as a benchmark for oil prices.

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND SELECT VALUE FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30, 2011	Inception Date	Since Inception	Ten Years	Five Years	Three Years	One Year	Year To Date*
Investor Class (HRSVX)	10/11/96	10.75%	9.20%	5.85%	6.32%	30.41%	4.42%
Institutional Class (HNSVX)	5/1/08	10.83	9.31	6.07	6.68	30.73	4.56
Russell 3000 Value Index	—	7.56	4.25	1.23	2.66	29.13	5.74
S&P 500 Index	—	6.39	2.72	2.94	3.34	30.69	6.02

Index Source: FactSet Research Systems, Inc. and Standard & Poors.

*Not annualized.

In the prospectus dated 5/1/11, the gross expense ratios for the Investor and Institutional Class are 1.23% and 0.96%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.22% and 0.92%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Standard & Poors. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	52
Net assets	$809 mil.
NAV (Investor Class)	$30.47
NAV (Institutional Class)	$30.51
Median market cap	$4,618 mil.
Weighted average market cap	$21,944 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Johnson Controls, Inc.	2.8%
AuRico Gold, Inc.	2.7
CVS Caremark Corp.	2.5
Benchmark Electronics, Inc.	2.5
Quest Diagnostics, Inc.	2.4
ATMI, Inc.	2.4
BB&T Corp.	2.3
PNM Resources, Inc.	2.3
EMCOR Group, Inc.	2.2
Overseas Shipholding Group, Inc.	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 6/30/11.

HEARTLAND VALUE PLUS FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

PORTFOLIO MANAGEMENT TEAM	Brad A. Evans, CFA Adam J. Peck, CFA
MANAGEMENT REPORT

The Value Plus Fund returned 5.43% in the first half of 2011, outperforming its benchmark, the Russell 2000 Value Index, which returned 3.77%.

The Fund had a significant overweight to the Health Care sector, the strongest performing sector of the benchmark. The Fund benefited from exposure to Health Care Equipment & Services, and in particular, Omnicare (OCR), which provides pharmaceutical care to the elderly through nursing homes and assisted-living centers. While margins have been compressed in recent quarters due to restructuring charges, the company’s underlying fundamentals continue to improve, allowing the firm to raise its dividend and announce a large share buyback program. We continue to believe that our companies within the sector will benefit from long-term demographic trends while adjusting effectively to any negative impacts from recent health care legislation or reimbursement headwinds.

The Fund continued to benefit from the strong performances within the Energy sector; HollyFrontier (HFC), Patterson-UTI Energy (PTEN) and Unit Corp (UNT) were among top contributors year-to-date. Crude oil prices have fallen since reaching a 2011 peak of $113 per barrel in April (West Texas Intermediate1 spot price), resulting in a correction within the sector. However, we continue to believe that growth in global oil consumption and a moderate global economic recovery will create sufficient demand for oil and gas prices to firm.

Positions within the Industrial sector were mixed contributors to performance. Universal Forest Products (UFPI), a supplier of lumber and building-related products to do-it-yourself and retail home centers, suffered from renewed weakness in the construction and housing markets. UFPI was among the biggest detractors to Fund performance. On the other hand, Robbins & Myers (RBN), a supplier of engineered equipment and systems in energy, industrial, chemical and pharmaceutical markets, was the Fund’s top contributor in the first half. The disparity of individual stock price performances of the Fund’s Industrial sector holdings summed to slightly positive contribution to stock selection.

Throughout the course of the year, we have had a preference for stocks that we believe would tend to benefit from a gradual economic recovery while also providing a potential margin of safety in the event of a downturn in the market. We believe the portfolio performed well through a variety of market events, from the Japanese disaster and Mideast turmoil in early spring to the most recent chapter of the debt crisis in Greece and other peripheral European nations.

Looking forward, we are cognizant of the official end of the Federal Reserve’s monetary stimulus, known as QE2, as well as the looming effects of cuts to Federal outlays, which will likely result in heightened market volatility. The portfolio is well diversified across 66 holdings, 58 of which currently pay a dividend, and has a low average debt to capitalization ratio of 23%. We believe that the portfolio is positioned well across a variety of possible market environments for the remainder of 2011.

1 West Texas Intermediate is commonly used in the Unites States as a benchmark for oil prices.

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND VALUE PLUS FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of June 30, 2011	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year	Year To Date*
Investor Class (HRVIX)	10/26/93	11.73%	11.24%	12.70%	10.67%	8.70%	33.38%	5.43%
Institutional Class (HNVIX)	5/1/08	11.78	11.30	12.80	10.88	9.03	33.87	5.64
Russell 2000 Value Index	—	9.91	9.46	7.53	2.24	7.09	31.35	3.77
Russell 2000 Index	—	8.34	7.37	6.27	4.08	7.77	37.41	6.21

Index Source: FactSet Research Systems, Inc.

*Not annualized.

In the prospectus dated 5/1/11, the gross expense ratios for the Investor and Institutional Class are 1.17% and 0.86%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.17% and 0.85%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market. There is no assurance dividend-paying stocks will mitigate volatility.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	66
Net assets	$2,246 mil.
NAV (Investor Class)	$31.44
NAV (Institutional Class)	$31.48
Median market cap	$813 mil.
Weighted average market cap	$1,529 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Robbins & Myers, Inc.	3.9%
Patterson-UTI Energy, Inc.	3.4
Unit Corp.	3.3
Overseas Shipholding Group, Inc.	2.8
Teleflex, Inc.	2.7
Omnicare, Inc.	2.7
Olin Corp.	2.7
Frontier Oil Corp.	2.6
Kaiser Aluminum Corp.	2.2
Associated Banc-Corp	2.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 6/30/11.

HEARTLAND VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

PORTFOLIO MANAGEMENT TEAM	Bill Nasgovitz Brad A. Evans, CFA Will R. Nasgovitz
MANAGEMENT REPORT

We’re pleased to report that the Value Fund returned 6.05% during the first half of 2011, outperforming its benchmark, the Russell 2000 Value Index return of 3.77%. The Fund has outperformed both its benchmark and the S&P 500 Index1 over the one, five, ten year and since inception periods.

Overall sector selection explained a significant portion of the Fund’s excess performance. The portfolio benefited from overweight to the top performing Health Care sector. Accuray (ARAY) is illustrative. ARAY develops radiosurgery systems, including the CyberKnife. During the first quarter, Accuray made a strategic acquisition of TomoTherapy (TOMO), another niche provider of radiation systems, giving the combined business greater competitive scale in the market for cancertreatment systems. Looking forward, even with uncertainty surrounding recent health care legislation, we remain optimistic about the demographic and growth fundamentals that support this sector.

The Fund was substantially underweight the Financial sector, the worst performing and largest sector in the Index. Banks and thrifts fared worst as we suspect that these institutions have borne the brunt of uncertainty with respect to unfolding details in last year’s financial regulatory overhaul. For example, it was only on June 29th that rules were issued regarding maximum “swipe fees” that banks can charge merchants for debit card transactions. In spite of this, the Fund’s bank holdings were positive contributors to Fund performance. The Fund also holds exposure to Diversified Financials and Insurance names that we believe will escape some of the regulatory overhang reserved for large commercial lending and Wall Street institutions.

Value Fund Takeout Announcements by Year*
(1/1/1996 - 6/30/2011)

2011 has witnessed several global events that have shaken markets including Arabian conflict this spring, the Japanese disaster, and chronic sovereign debt issues in Europe. On the horizon, global growth may be dampened by Chinese attempts to tame inflation as well as a simultaneous withdrawal in both monetary and fiscal stimulus in the US.

Against this challenging backdrop, we are pleased with the performance of the Fund in 2011 and believe a portion of the Fund’s outperformance has been due to a potential margin of safety among its holdings. Specifically, the portfolio is priced at just 12.8x 2012 earnings estimates and average debt to total capitalization is only 19%. These statistics give us confidence that the portfolio is attractively valued and that most holdings have the financial strength to weather another potential round of economic volatility. Historical evidence has shown that times of widespread pessimism among market participants have often preceded strong advances in broad equity markets. Furthermore, the Fund has benefited from five takeouts in 2011, most at substantial premiums to market valuations. In today’s low interest rate environment coupled with low valuation multiples, we expect to see continued strategic interest in the Fund’s positions.

1 The S&P 500 Index is not the Fund’s benchmark. The S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

* The chart above reflects the number of companies in the Fund’s portfolio that announced a purchase of a controlling interest in its assets or securities.

CFA is a registered trademark owned by the CFA Institute.

HEARTLAND VALUE FUND
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One	Year
as of June 30, 2011	Date	Inception	Years	Years	Years	Years	Years	Year	To Date*
Investor Class (HRTVX)	12/28/84	13.18%	11.64%	10.34%	8.78%	3.53%	4.80%	33.71%	6.05%
Institutional Class (HNTVX)	5/1/08	13.21	11.67	10.40	8.86	3.70	5.06	33.93	6.17
Russell 2000 Value Index	—	11.46	10.25	9.46	7.53	2.24	7.09	31.35	3.77
Russell 2000 Index	—	9.96	8.58	7.37	6.27	4.08	7.77	37.41	6.21

Index Source: FactSet Research Systems, Inc.

*Not annnualized.

In the prospectus dated 5/1/11, the gross expense ratios for the Investor and Institutional Class are 1.14% and 0.95%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.13% and 0.92%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies  and there is risk that the broad market generally will not recognize the intrinsic value  of such securities.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	143
Net assets	$1,357 mil.
NAV (Investor Class)	$46.47
NAV (Institutional Class)	$46.85
Median market cap	$225 mil.
Weighted average market cap	$847 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

AuRico Gold, Inc.	5.7%
Unit Corp.	3.4
Newpark Resources, Inc.	3.1
Analogic Corp.	3.0
Accuray, Inc.	2.5
Omnicare, Inc.	2.3
Intersections, Inc.	2.0
American Vanguard Corp.	1.9
Force Protection, Inc.	1.8
The Ensign Group, Inc.	1.7

Portfolio holdings,, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 6/30/11.

THE HEARTLAND FAMILY OF EQUITY FUNDS
ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS
The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on June 30, 2011. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	3.4%	33.0%
Small-Cap Holdings – $300 million - $2 billion	32.6	65.4	50.7
Mid-Cap Holdings – $2 - $10 billion	19.9	27.8	10.8
Large-Cap Holdings – Greater than $10 billion	40.4	0.0	0.0
Short-Term Investments	7.1	3.4	5.5
TOTAL	100.0	100.0	100.0

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS
The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2011. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	4.6%	5.0%	7.1%
Consumer Staples	8.2	2.0	2.4
Energy	10.7	16.7	14.7
Financials	18.9	20.1	5.5
Health Care	14.1	16.7	22.7
Industrials	12.6	16.9	16.4
Information Technology	14.3	6.5	11.7
Materials	2.7	12.7	13.3
Telecommunication Services	1.6	0.0	0.0
Utilities	5.2	0.0	0.7
Short-Term Investments	7.1	3.4	5.5
TOTAL	100.0	100.0	100.0

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS (93.6%)	SHARES	VALUE
Auto Components (2.8%)
Johnson Controls, Inc.	537,250	$22,381,835

Building Products (1.7%)
Universal Forest Products, Inc.	575,502	13,789,028

Capital Markets (3.1%)
Morgan Stanley	474,850	10,926,298
Raymond James Financial, Inc.	441,500	14,194,225
		25,120,523

Commercial Banks (7.7%)
BancorpSouth, Inc.	1,292,300	16,037,443
BB&T Corp.	691,850	18,569,254
First Interstate Bancsystem, Inc. (Class A)(a)	824,300	12,150,182
The PNC Financial Services Group, Inc.	265,600	15,832,416
		62,589,295

Commercial Services & Supplies (1.9%)
Avery Dennison Corp.	394,700	15,247,261

Communications Equipment (1.0%)
Tellabs, Inc.	1,722,600	7,941,186

Construction & Engineering (6.2%)
EMCOR Group, Inc.(b)	601,400	17,627,034
MasTec, Inc.(b)	654,656	12,909,816
Quanta Services, Inc.(b)	271,180	5,477,836
URS Corp.(b)	317,110	14,187,502
		50,202,188

Consumer Finance (2.1%)
Capital One Financial Corp.	331,850	17,146,690

Diversified Telecommunication Services (1.6%)
AT&T, Inc.	401,400	12,607,974

Electric Utilities (4.2%)
Hawaiian Electric Industries, Inc.	649,500	15,626,970
PNM Resources, Inc.	1,108,200	18,551,268
		34,178,238

Electrical Equipment (2.0%)
ABB, Ltd. (ADR)(b)	631,200	16,379,640

Electronic Equipment & Instruments (7.5%)
Avnet, Inc.(b)	497,925	15,873,849
Benchmark Electronics, Inc.(b)	1,224,550	20,205,075
Power-One, Inc.(b)	900,700	7,295,670
TE Connectivity, Ltd.	461,800	16,975,768
		60,350,362

Energy Equipment & Services (3.9%)
Ensco PLC (ADR)	283,000	15,083,900
Tidewater, Inc.	306,250	16,479,312
		31,563,212

Food & Staples Retailing (4.5%)
CVS Caremark Corp.	538,900	20,251,862
Safeway, Inc.	700,900	16,380,033
		36,631,895

Food Products (3.7%)
Archer-Daniels-Midland Co.	516,525	15,573,229
Bunge, Ltd.	207,900	14,334,705
		29,907,934

Health Care Equipment & Supplies (5.8%)
Boston Scientific Corp.(b)	2,210,400	15,273,864
Covidien PLC	294,900	15,697,527
Zimmer Holdings, Inc.(b)	247,600	15,648,320
		46,619,711

Health Care Providers & Services (2.4%)
Quest Diagnostics, Inc.	326,200	19,278,420

Insurance (3.9%)
Selective Insurance Group, Inc.	1,067,400	17,366,598
Unum Group	565,000	14,396,200
		31,762,798

Machinery (0.9%)
Watts Water Technologies, Inc. (Class A)	201,600	7,138,656

Metals & Mining (2.7%)
AuRico Gold, Inc. (CAD)(b)(c)	2,012,000	22,113,329

Multi-Utilities (1.0%)
Black Hills Corp.	258,250	7,770,742

Oil, Gas & Consumable Fuels (6.9%)
Cloud Peak Energy, Inc.(b)	742,400	15,813,120
Devon Energy Corp.	183,200	14,437,992
Marathon Oil Corp.	157,100	8,276,028
Overseas Shipholding Group, Inc.	650,000	17,511,000
		56,038,140

Pharmaceuticals (6.0%)
Abbott Laboratories	318,600	16,764,732
Forest Laboratories, Inc.(b)	397,775	15,648,469
Pfizer, Inc.	797,050	16,419,230
		48,832,431

Real Estate Investment Trusts (REITs) (2.2%)
Inland Real Estate Corp.	1,963,100	17,334,173

Semiconductors (6.0%)
ATMI, Inc.(b)	931,775	19,036,163
Intel Corp.	716,600	15,879,856
Micrel, Inc.	537,900	5,690,982
RF Micro Devices, Inc.(b)	1,302,100	7,968,852
		48,575,853

Specialty Retail (1.9%)
Asbury Automotive Group, Inc.(b)	96,275	1,783,976
Lowe’s Cos., Inc.	588,700	13,722,597
		15,506,573

TOTAL COMMON STOCKS (COST $682,937,339)		$757,008,087

	INTEREST	PAR
SHORT-TERM INVESTMENTS (7.1%)	RATE	AMOUNT	VALUE
Time Deposits (7.1%)
HSBC Bank (Grand Cayman)(d)	0.03%	$57,622,529	$57,622,529

TOTAL SHORT-TERM INVESTMENTS (COST $57,622,529)			$57,622,529

TOTAL INVESTMENTS - (100.7%) (COST $740,559,868)			814,630,616
OTHER ASSETS AND LIABILITIES, NET - (-0.7%)			(5,580,964)
TOTAL NET ASSETS - (100.0%)			$809,049,652

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS (96.7%)	SHARES	VALUE
Auto Components (1.2%)
Superior Industries International, Inc.	1,200,000	$26,532,000

Building Products (0.9%)
Universal Forest Products, Inc.	800,000	19,168,000

Capital Markets (1.0%)
BGC Partners, Inc. (Class A)	2,900,000	22,417,000

Chemicals (6.7%)
American Vanguard Corp.(a)	2,625,000	34,046,250
Olin Corp.	2,650,000	60,049,000
Sensient Technologies Corp.	1,100,000	40,777,000
Zep, Inc.	838,959	15,856,325
		150,728,575

Commercial Banks (12.1%)
Associated Banc-Corp.	3,450,000	47,955,000
CenterState Banks, Inc.(a)	1,725,000	11,937,000
Glacier Bancorp, Inc.	1,600,000	21,568,000
Independent Bank Corp.	702,138	18,431,122
Old National Bancorp	4,050,000	43,740,000
Renasant Corp.(a)	1,550,000	22,459,500
Simmons First National Corp. (Class A)(a)	1,225,000	31,433,500
StellarOne Corp.(a)	1,600,000	19,376,000
TriCo Bancshares(a)	1,025,000	14,965,000
Umpqua Holdings Corp.	3,400,000	39,338,000
		271,203,122

Communications Equipment (1.1%)
Black Box Corp.	800,000	25,016,000

Construction & Engineering (1.2%)
Granite Construction, Inc.	1,125,000	27,596,250

Construction Materials (1.1%)
Texas Industries, Inc.	578,648	24,089,116

Diversified Financial Services (0.4%)
Asset Acceptance Capital Corp.(a)(b)	2,330,000	9,413,200

Electrical Equipment (1.2%)
Encore Wire Corp.	1,138,800	27,581,736

Electronic Equipment & Instruments (4.2%)
AVX Corp.	1,400,000	21,336,000
CTS Corp.(a)	2,225,000	21,515,750
Electro Rent Corp.	1,000,000	17,120,000
Park Electrochemical Corp.(a)	1,250,000	34,937,500
		94,909,250

Energy Equipment & Services (8.1%)
Gulf Island Fabrication, Inc.(a)	968,732	31,270,669
Patterson-UTI Energy, Inc.	2,400,000	75,864,000
Unit Corp.(b)	1,225,000	74,639,250
		181,773,919

Food & Staples Retailing (1.3%)
Weis Markets, Inc.	700,000	28,511,000

Food Products (0.7%)
Snyders-Lance, Inc.	750,000	16,222,500

Health Care Equipment & Supplies (11.2%)
Analogic Corp.(a)	725,000	38,127,750
CONMED Corp.(b)	1,400,000	39,872,000
Hill-Rom Holdings, Inc.	650,000	29,926,000
Invacare Corp.	1,425,000	47,295,750
STERIS Corp.	1,000,000	34,980,000
Teleflex, Inc.	1,000,000	61,060,000
		251,261,500

Health Care Providers & Services (5.6%)
Chemed Corp.	700,000	45,864,000
Omnicare, Inc.	1,900,000	60,591,000
PharMerica Corp.(a)(b)	1,500,000	19,140,000
		125,595,000

Insurance (3.6%)
Arthur J. Gallagher & Co.	1,000,000	28,540,000
Horace Mann Educators Corp.	1,600,000	24,976,000
State Auto Financial Corp.(e)	1,537,716	26,802,390
		80,318,390

Machinery (8.5%)
Barnes Group, Inc.	1,400,000	34,734,000
Federal Signal Corp.(a)	4,000,000	26,240,000
FreightCar America, Inc.(a)(b)	1,103,787	27,969,963
Kaydon Corp.	400,000	14,928,000
Robbins & Myers, Inc.	1,650,000	87,202,500
		191,074,463

Media (2.5%)
Harte-Hanks, Inc.	3,100,000	25,172,000
Meredith Corp.	1,000,000	31,130,000
		56,302,000

Metals & Mining (4.9%)
Kaiser Aluminum Corp.	900,000	49,158,000
Materion Corp.(b)	875,000	32,348,750
Worthington Industries, Inc.	1,250,000	28,875,000
		110,381,750

Multiline Retail (1.3%)
Fred’s, Inc. (Class A)(a)	2,100,000	30,303,000

Oil, Gas & Consumable Fuels (8.6%)
Frontier Oil Corp.	1,800,000	58,158,000
Overseas Shipholding Group, Inc.(a)	2,306,900	62,147,886
SM Energy Co.	350,000	25,718,000
Stone Energy Corp.(b)	1,550,000	47,104,500
		193,128,386

Professional Services (3.4%)
CDI Corp.(a)	1,500,000	19,935,000
Heidrick & Struggles International, Inc.(a)	1,350,000	30,564,000
Navigant Consulting, Inc.(a)(b)	2,500,000	26,225,000
		76,724,000

Semiconductors (1.1%)
Micrel, Inc.	2,450,000	25,921,000

Thrifts & Mortgage Finance (3.1%)
Berkshire Hills Bancorp, Inc.(a)	1,154,047	25,839,112
First Niagara Financial Group, Inc.	1,550,000	20,460,000
Provident Financial Services, Inc.	1,600,000	22,912,000
		69,211,112

Trading Companies & Distributors (1.7%)
GATX Corp.	1,000,000	37,120,000

TOTAL COMMON STOCKS (Cost $1,881,896,669)		$2,172,502,269

	INTEREST	PAR
SHORT-TERM INVESTMENTS (3.4%)	RATE	AMOUNT	VALUE
Time Deposits (3.4%)
HSBC Bank (Grand Cayman)(d)	0.03%	$76,427,424	$76,427,424

TOTAL SHORT-TERM INVESTMENTS (Cost $76,427,424)			$76,427,424

TOTAL INVESTMENTS - (100.1%) (Cost $1,958,324,093)			2,248,929,693
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)			(2,834,667)
TOTAL NET ASSETS - (100.0%)			$2,246,095,026

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS (94.5%)	SHARES	VALUE
Aerospace & Defense (1.1%)
Spirit AeroSystems Holdings, Inc. (Class A)(b)	700,000	$15,400,000

Air Freight & Logistics (0.2%)
Pacer International, Inc.(b)	500,000	2,360,000

Airlines (1.2%)
Allegiant Travel Co.(b)	200,000	9,900,000
JetBlue Airways Corp.(b)	1,100,000	6,710,000
		16,610,000

Auto Components (0.1%)
Tongxin International, Ltd.(a)(b)	1,000,000	1,040,000

Capital Markets (1.1%)
BGC Partners, Inc. (Class A)	750,000	5,797,500
FirstCity Financial Corp.(a)(b)(e)	785,000	5,204,550
Investment Technology Group, Inc.(b)	250,000	3,505,000
		14,507,050

Chemicals (3.2%)
A. Schulman, Inc.	400,000	10,076,000
American Vanguard Corp.(a)	2,000,000	25,940,000
H.B. Fuller Co.	300,000	7,326,000
		43,342,000

Commercial Banks (1.9%)
FirstMerit Corp.	500,000	8,255,000
Hawthorn Bancshares, Inc.(a)(e)	236,184	1,809,169
Heritage Financial Corp.	250,000	3,232,500
Midsouth Bancorp, Inc.	250,000	3,407,500
North Valley Bancorp(a)(b)(e)	633,333	6,535,997
Pacific Continental Corp.	250,000	2,287,500
		25,527,666

Commercial Services & Supplies (3.1%)
Intersections, Inc.(a)	1,500,000	27,300,000
Perma-Fix Environmental Services, Inc.(a)(b)	4,000,000	5,560,000
TRC Cos., Inc.(a)(b)	1,549,891	9,686,819
		42,546,819

Communications Equipment (4.7%)
Cogo Group, Inc.(b)	1,000,000	5,340,000
Extreme Networks, Inc.(b)	4,000,000	12,960,000
Hemisphere GPS, Inc. (CAD)(a)(b)(c)	4,843,800	5,825,920
InterDigital, Inc.(f)	400,000	16,340,000
Lantronix, Inc.(a)(b)(e)	977,557	2,473,219
PC-Tel, Inc.(b)	670,000	4,341,600
Westell Technologies, Inc. (Class A)(a)(b)	4,800,000	17,136,000
		64,416,739

Computers & Peripherals (0.5%)
Concurrent Computer Corp.(b)(e)	400,000	2,504,000
NCR Corp.(b)	250,000	4,722,500
		7,226,500

Construction & Engineering (1.0%)
Northwest Pipe Co.(a)(b)	500,000	13,030,000

Diversified Consumer Services (1.4%)
Grand Canyon Education, Inc.(b)	750,000	10,635,000
Lincoln Educational Services Corp.	500,000	8,575,000
		19,210,000

Diversified Financial Services (1.5%)
Asset Acceptance Capital Corp.(b)	1,250,000	5,050,000
Collection House, Ltd. (AUD)(c)(e)	4,620,000	3,220,859
Encore Capital Group, Inc.(b)	400,000	12,288,000
		20,558,859

Electric Utilities (0.5%)
PNM Resources, Inc.	400,000	6,696,000

Electrical Equipment (1.4%)
Magnetek, Inc.(a)(b)	3,000,000	5,460,000
Powell Industries, Inc.(b)	300,000	10,950,000
Ultralife Corp.(b)	500,000	2,345,000
		18,755,000

Electronic Equipment & Instruments (0.8%)
MOCON, Inc.	250,000	3,842,500
PC Connection, Inc.(b)	47,639	394,451
Richardson Electronics, Ltd.(a)	500,000	6,795,000
		11,031,951

Energy Equipment & Services (8.8%)
Global Industries, Ltd.(b)	500,000	2,740,000
Newpark Resources, Inc.(a)(b)(f)	4,600,000	41,722,000
Pioneer Drilling Co.(b)	1,000,000	15,240,000
Tetra Technologies, Inc.(b)	700,000	8,911,000
Unit Corp.(b)	750,000	45,697,500
Willbros Group, Inc.(b)	540,684	4,617,442
		118,927,942

Food Products (2.0%)
Agria Corp. (ADR)(a)(b)(e)	3,534,730	3,534,730
Hanover Foods Corp. (Class A)(e)	49,250	4,346,312
Inventure Foods, Inc.(a)(b)(e)	1,900,622	7,583,482
Riken Vitamin Co., Ltd. (JPY)(c)(e)	196,200	5,428,625
Zhongpin, Inc.(b)	650,000	6,812,000
		27,705,149

Health Care Equipment & Supplies (12.8%)
Accuray, Inc.(a)(b)	4,200,000	33,642,000
Analogic Corp.(a)	775,900	40,804,581
CONMED Corp.(b)	500,000	14,240,000
Digirad Corp.(a)(b)	1,800,000	4,878,000
Fukuda Denshi Co., Ltd. (JPY)(c)(e)	300,000	8,848,065
Invacare Corp.	300,000	9,957,000
Iridex Corp.(b)	277,381	1,084,560
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(e)	938,000	8,191,533
RTI Biologics, Inc.(b)	750,000	2,032,500
STAAR Surgical Co.(a)(b)	2,119,600	11,233,880
STERIS Corp.	550,000	19,239,000
Synovis Life Technologies, Inc.(b)	300,000	5,226,000
Trinity Biotech PLC (ADR)(a)	1,400,000	13,916,000
		173,293,119

Health Care Providers & Services (7.5%)
American Dental Partners, Inc.(b)	300,000	3,888,000
BioScrip, Inc.(b)	2,500,000	16,225,000
The Ensign Group, Inc.	750,000	22,792,500
Healthways, Inc.(b)	400,000	6,072,000
Hooper Holmes, Inc.(a)(b)	6,225,000	5,789,250
LHC Group, Inc.(b)	200,000	4,612,000
Omnicare, Inc.	1,000,000	31,890,000
PDI, Inc.(a)(b)	1,261,614	8,944,843
SRI/Surgical Express, Inc.(a)(b)(e)	560,000	2,380,000
		102,593,593

Hotels, Restaurants & Leisure (0.8%)
Denny’s Corp.(b)	2,000,000	7,760,000
Ruth’s Hospitality Group, Inc.(b)	500,000	2,805,000
		10,565,000

Household Durables (0.7%)
Camargo Correa Desenvolvimento Imobiliario SA (BRL)(c)	2,000,000	6,510,108
Kid Brands, Inc.(b)	650,000	3,354,000
		9,864,108

Household Products (0.3%)
Oil-Dri Corp. of America	200,000	4,284,000

Insurance (0.6%)
Meadowbrook Insurance Group, Inc.	250,000	2,477,500
State Auto Financial Corp.(e)	300,000	5,229,000
		7,706,500

IT Services (3.1%)
Analysts International Corp.(a)(b)	473,000	1,532,520
Computer Task Group, Inc.(a)(b)	1,500,000	19,755,000
Dynamics Research Corp.(a)(b)	800,000	10,912,000
StarTek, Inc.(a)(b)(e)	1,475,000	5,088,750
Tier Technologies, Inc.(a)(b)	950,000	4,750,000
		42,038,270

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Life Sciences Tools & Services (1.2%)
BioClinica, Inc.(a)(b)	1,257,303	$6,261,369
Cambrex Corp.(a)(b)	2,000,000	9,240,000
CNS Response, Inc.(b)(e)	1,800,000	468,000
		15,969,369

Machinery (4.8%)
Federal Signal Corp.	1,930,625	12,664,900
Flanders Corp.(a)(b)(e)	2,482,619	8,192,642
Force Protection, Inc.(a)(b)	5,000,000	24,825,000
Hardinge, Inc.	204,003	2,225,673
Lydall, Inc.(b)	700,000	8,372,000
Met-Pro Corp.	77,900	886,502
MFRI, Inc.(a)(b)(e)	576,000	4,602,240
Supreme Industries, Inc. (Class A)(a)(b)(e)	1,230,000	4,182,000
		65,950,957

Media (0.9%)
Horipro, Inc. (JPY)(c)(e)	520,300	4,649,030
Saga Communications, Inc. (Class A)(b)	111,626	4,130,162
SearchMedia Holdings, Ltd.(a)(b)(e)	1,820,600	3,440,934
		12,220,126

Metals & Mining (10.1%)
A.M. Castle & Co.(b)	250,000	4,152,500
AuRico Gold, Inc. (CAD)(a)(b)(c)	7,000,000	76,935,041
Commercial Metals Co.	700,000	10,045,000
Energold Drilling Corp. (CAD)(b)(c)	1,000,000	4,095,598
Golden Star Resources, Ltd.(b)	6,000,000	13,200,000
Nautilus Minerals, Inc. (CAD)(b)(c)	3,400,000	8,883,820
Olympic Steel, Inc.	350,000	9,635,500
U.S. Silver Corp. (CAD)(a)(b)(c)	18,745,500	10,301,327
		137,248,786

Multiline Retail (1.4%)
Duckwall-ALCO Stores, Inc.(a)(b)(e)	380,400	4,032,240
Fred’s, Inc. (Class A)	1,000,000	14,430,000
		18,462,240

Oil, Gas & Consumable Fuels (6.0%)
Bill Barrett Corp.(b)	400,000	18,540,000
Clayton Williams Energy, Inc.(b)	125,000	7,506,250
Comstock Resources, Inc.(b)	400,000	11,516,000
Forest Oil Corp.(b)	300,000	8,013,000
Scorpio Tankers, Inc.(b)	700,000	6,993,000
Sherritt International Corp. (CAD)(c)	3,000,000	19,098,968
Swift Energy Co.(b)	250,000	9,317,500
		80,984,718

Pharmaceuticals (1.2%)
ASKA Pharmaceutical Co., Ltd. (JPY)(c)	500,000	3,626,949
Cangene Corp. (CAD)(b)(c)(e)	2,000,000	3,214,267
China Pharma Holdings, Inc.(b)	500,000	1,125,000
Fuji Pharmaceutical Co., Ltd. (JPY)(c)	455,300	7,941,459
		15,907,675

Professional Services (2.8%)
Barrett Business Services, Inc.	400,000	5,728,000
Hudson Highland Group, Inc.(a)(b)	2,500,000	13,375,000
Navigant Consulting, Inc.(b)	1,200,000	12,588,000
RCM Technologies, Inc.(a)(b)(e)	1,100,000	5,885,000
		37,576,000

Road & Rail (0.8%)
Marten Transport, Ltd.	300,000	6,480,000
Saia, Inc.(b)	250,000	4,237,500
		10,717,500

Semiconductors (1.6%)
Cohu, Inc.	400,000	5,244,000
Kopin Corp.(b)	700,000	3,297,000
Micrel, Inc.	1,250,000	13,225,000
		21,766,000

Software (0.9%)
Actuate Corp.(b)	250,000	1,462,500
ePlus, Inc.(b)	400,000	10,576,000
		12,038,500

Specialty Retail (1.0%)
Brown Shoe Co., Inc.	1,000,000	10,650,000
Casual Male Retail Group, Inc.(b)	600,000	2,490,000
		13,140,000

Textiles, Apparel & Luxury Goods (0.8%)
Hampshire Group, Ltd.(a)(b)(e)	600,000	2,388,000
K-Swiss, Inc. (Class A)(b)	200,000	2,126,000
LaCrosse Footwear, Inc.	175,000	2,527,000
Lakeland Industries, Inc.(a)(b)	516,500	4,524,540
		11,565,540

Thrifts & Mortgage Finance (0.5%)
B of I Holding, Inc.(b)	200,000	2,882,000
HF Financial Corp.(a)(e)	350,000	3,787,000
		6,669,000

Water Utilities (0.2%)
Companhia de Saneamento Basico do Estado de Sao Paulo (ADR)	52,900	3,156,543

TOTAL COMMON STOCKS (Cost $1,042,069,588)		$1,282,609,219

WARRANTS (0.0%)	SHARES	VALUE
Life Sciences Tools & Services (0.0%)
CNS Response, Inc.(e)(g)	540,000	$–

Metals & Mining (0.0%)
Polymet Mining Corp. - B (CAD)(c)(e)(g)	500,000	–

TOTAL WARRANTS (Cost $0)		$–

	INTEREST	PAR
SHORT-TERM INVESTMENTS (5.5%)	RATE	AMOUNT	VALUE
Time Deposits (5.5%)
Wells Fargo (Grand Cayman)(d)	0.03%	$75,045,434	$75,045,434

TOTAL SHORT-TERM INVESTMENTS (Cost $75,045,434)			$75,045,434

TOTAL INVESTMENTS - (100.0%) (Cost $1,117,115,022)			1,357,654,653
OTHER ASSETS AND LIABILITIES, NET - (-0.0%)(h)			(218,406)
TOTAL NET ASSETS - (100.0%)			$1,357,436,247

The accompanying Notes to Financial Statements are an integral part of these Statements.

SCHEDULE OF INVESTMENTS
June 30, 2011 (Unaudited)

(a)	Affiliated company. See Note 11 in Notes to Financial Statements.
(b)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(c)	Traded in a foreign country.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2011.
(e)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(f)	All or a portion of the security is pledged as collateral on written options. See Note 4 in Notes to Financial Statements.
(g)	Valued at fair value using methods determined by the Board of Directors. See Note 3 in Notes to Financial Statements.
(h)	Less than 0.05% of total net assets.

Common Abbreviations:
(ADR) American Depositary Receipt
(AUD) Australia
(BRL) Brazil
(CAD) Canada
(JPY) Japan

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$740,559,868	$1,958,324,093	$1,117,115,022
Investments in securities, at value	$802,480,434	$1,711,083,613	$825,418,610
Investments in affiliates, at value (See Note 11)	12,150,182	537,846,080	532,236,043
Total Investments, at value	814,630,616	2,248,929,693	1,357,654,653
Cash	—	—	3,125,000
Receivable for securities sold	2,876,970	—	196,212
Accrued dividends and interest	619,238	1,894,151	2,004,316
Receivable for capital shares issued	620,077	2,093,365	541,927
Prepaid expenses	69,504	185,700	92,772
Total Assets	818,816,405	2,253,102,909	1,363,614,880

LIABILITIES:
Written options, at value (proceeds $0, $0 and $547,399, respectively)(b)	—	—	767,500
Payable for securities purchased	7,886,451	4,637,402	1,885,702
Payable for capital shares redeemed	1,731,503	1,997,145	3,318,214
Accrued expenses
Fund accounting fees	13,337	35,633	23,549
Transfer agency fees	96,503	257,622	98,466
Other	38,959	80,081	85,202
Total Liabilities	9,766,753	7,007,883	6,178,633
TOTAL NET ASSETS	$809,049,652	$2,246,095,026	$1,357,436,247

NET ASSETS CONSIST OF:
Paid-in capital	$677,408,790	$1,908,807,288	$1,029,121,294
Accumulated undistributed (distributions in excess of) net investment income (loss)	2,237,926	7,314,746	(5,619,975)
Accumulated undistributed gains on investments, futures, options and translation of assets and liabilities in foreign currency	55,332,188	39,367,392	93,610,669
Net unrealized appreciation (depreciation) on investments	74,070,748	290,605,600	240,324,259
TOTAL NET ASSETS	$809,049,652	$2,246,095,026	$1,357,436,247

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$670,148,683	$1,915,304,686	$1,296,762,426
Shares outstanding	21,991,059	60,914,349	27,902,399

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$30.47	31.44	$46.47
INSTITUTIONAL CLASS:
Net assets	$138,900,969	$330,790,340	$60,673,821
Shares outstanding	4,551,926	10,509,385	1,295,203
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$30.51	$31.48	$46.85

(a)
Includes cost of investments in affiliates of $10,399,678 for the Select Value Fund, $585,420,479 for the Value Plus Fund and $463,384,345 for the Value Fund. See Note 11 in Notes to Financial Statements.

(b)	See Note 4 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2011 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$6,688,180	$17,249,724	$4,700,353
Interest	5,248	17,371	9,766
Foreign taxes withheld	—	—	(73,916)
Total Investment Income	6,693,428	17,267,095	4,636,203

EXPENSES:
Management fees	2,850,183	6,906,326	5,101,986
Distribution fees - Investor Class	812,056	2,168,906	1,384,603
Transfer agency fees	529,608	1,392,868	689,787
Fund accounting fees	77,805	199,613	141,171
Custodian fees	29,197	72,305	85,274
Printing and communication fees	11,285	26,717	34,137
Postage fees	23,498	74,030	23,427
Legal fees	7,457	22,117	9,408
Registration fees	50,557	91,549	32,910
Directors’ fees	20,838	53,556	38,976
Audit fees	12,203	26,817	23,571
Insurance fees	22,559	49,201	46,380
Other expenses	21,375	44,861	38,012
Total Expenses	4,468,621	11,128,866	7,649,642
NET INVESTMENT INCOME (LOSS)	2,224,807	6,138,229	(3,013,439)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	59,535,713	32,633,007	79,705,454
Investments - Affiliated securities	12,837	(1,232,882)	(4,226,021)
Written options	—	—	432,446
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(30,925,945)	60,808,098	7,421,735
Written options	—	—	508,774
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	28,622,605	92,208,223	83,842,388
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,847,412	$98,346,452	$80,828,949

(a)	Including $192,589, $4,660,174 and $945,640 received from affiliated issuers on Select Value Fund, Value Plus Fund and Value Fund, respectively. See Note 11 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	Six Months Ended		Six Months Ended
	June 30, 2011	Year Ended	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010	(Unaudited)	December 31, 2010
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$2,224,807	$3,957,328	$6,138,229	$7,193,886
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	59,548,550	44,316,266	31,400,125	75,540,635
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(30,925,945)	47,634,484	60,808,098	201,914,455
Net increase (decrease) in net assets resulting from operations	30,847,412	95,908,078	98,346,452	284,648,976

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(3,216,934)	—	(4,490,896)
Institutional Class	—	(679,772)	—	(887,034)
Net realized gains on investments
Investor Class	—	—	—	(7,541,928)
Institutional Class	—	—	—	(868,540)
Total distributions to shareholders	—	(3,896,706)	—	(13,788,398)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	112,711,257	269,500,206	631,390,775	798,087,609
Dividends reinvested	—	3,152,330	—	11,819,667
Value of shares redeemed(a)	(69,063,305)	(143,678,390)	(227,250,201)	(402,624,794)
Total Investor Class	43,647,952	128,974,146	404,140,574	407,282,482
Institutional Class
Proceeds from shares issued	56,824,184	39,214,117	180,760,102	126,942,895
Dividends reinvested	—	560,505	—	1,549,570
Value of shares redeemed(a)	(10,470,834)	(9,855,599)	(27,040,651)	(47,274,597)
Total Institutional Class	46,353,350	29,919,023	153,719,451	81,217,868
Net increase (decrease) in net assets derived from capital transactions	90,001,302	158,893,169	557,860,025	488,500,350

TOTAL INCREASE (DECREASE) IN NET ASSETS	120,848,714	250,904,541	656,206,477	759,360,928
NET ASSETS AT THE BEGINNING OF THE PERIOD	688,200,938	437,296,397	1,589,888,549	830,527,621
NET ASSETS AT THE END OF THE PERIOD*	$809,049,652	$688,200,938	$2,246,095,026	$1,589,888,549
*INCLUDES ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$2,237,926	$13,119	$7,314,746	$1,176,517

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,013,439)	$(5,168,149)
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	75,911,879	26,517,855
Net change in unrealized appreciation on investments, futures, options and translation of assets and liabilities in foreign currency	7,930,509	216,234,052
Net increase (decrease) in net assets resulting from operations	80,828,949	237,583,758

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments
Investor Class	—	(1,725,121)
Institutional Class	—	(65,848)
Total distributions to shareholders	—	(1,790,969)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	56,722,823	103,915,470
Dividends reinvested	—	1,677,931
Value of shares redeemed(a)	(130,752,257)	(208,031,524)
Total Investor Class	(74,029,434)	(102,438,123)
Institutional Class
Proceeds from shares issued	9,760,974	8,797,991
Dividends reinvested	—	63,099
Value of shares redeemed(a)	(2,239,589)	(24,407,272)
Total Institutional Class	7,521,385	(15,546,182)
Net increase (decrease) in net assets derived from capital transactions	(66,508,049)	(117,984,305)

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,320,900	117,808,484
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,343,115,347	1,225,306,863
NET ASSETS AT THE END OF THE PERIOD*	$1,357,436,247	$1,343,115,347
*INCLUDES ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT LOSS	$(5,619,975)	$(2,606,536)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the
	Six Months Ended		For the Year Ended December 31,
	June 30, 2011
Investor Class	(Unaudited)		2010	2009	2008	2007	2006

PER SHARE DATA
Net asset value, beginning of period	$29.18		$24.91	$18.07	$26.48	$27.93	$25.56
Income (loss) from investment operations:
Net investment income	0.08		0.16	0.14	0.13	0.17	0.15
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.21		4.27	6.84	(8.41)	0.97	4.12
Total income (loss) from investment operations	1.29		4.43	6.98	(8.28)	1.14	4.27
Less distributions from:
Net investment income	—		(0.16)	(0.14)	(0.13)	(0.17)	(0.14)
Net realized gains on investments	—		—	—	—	(2.42)	(1.76)
Total distributions	—		(0.16)	(0.14)	(0.13)	(2.59)	(1.90)
Net asset value, end of period	$30.47		$29.18	$24.91	$18.07	$26.48	$27.93
TOTAL RETURN	4.42	%(a)	17.77%	38.63%	(31.23)%	4.02%	16.69%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$670,149		$600,235	$390,476	$263,379	$330,841	$290,038
Percentage of expenses to average net assets	1.22	%(b)	1.23%	1.27%	1.33%	1.24%	1.25%
Percentage of net investment income to average net assets	0.54	%(b)	0.67%	0.62%	0.65%	0.59%	0.59%
Portfolio turnover rate(d)	29	%(a)	51%	53%	65%	63%	51%

	For the				For the Period From
	Six Months Ended		For the Year Ended December 31,		May 1, 2008
	June 30, 2011				(inception) to
Institutional Class(c)	(Unaudited)		2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$29.18		$24.89	$18.05	$26.20
Income (loss) from investment operations:
Net investment income	0.13		0.23	0.21	0.12
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.20		4.29	6.84	(8.07)
Total income (loss) from investment operations	1.33		4.52	7.05	(7.95)
Less distributions from:
Net investment income	—		(0.23)	(0.21)	(0.20)
Total distributions	—		(0.23)	(0.21)	(0.20)
Net asset value, end of period	$30.51		$29.18	$24.89	$18.05
TOTAL RETURN	4.56	%(a)	18.15%	39.02%	(30.28	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$138,901		$87,966	$46,820	$19,623
Percentage of expenses to average net assets before waivers	0.92	%(b)	0.96%	0.94%	1.29	%(b)
Percentage of expenses to average net assets after waivers	0.92	%(b)	0.96%	0.94%	0.99	%(b)
Percentage of net investment income to average net assets before waivers	0.85	%(b)	0.96%	0.93%	1.30	%(b)
Percentage of net investment income to average net assets after waivers	0.85	%(b)	0.96%	0.93%	1.61	%(b)
Portfolio turnover rate(d)	29	%(a)	51%	53%	65	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the
	Six Months Ended		For the Year Ended December 31,
	June 30, 2011
Investor Class	(Unaudited)		2010	2009	2008	2007		2006

PER SHARE DATA
Net asset value, beginning of period	$29.82		$23.41	$18.70	$22.87	$26.78		$25.85
Income (loss) from investment operations:
Net investment income	0.08		0.12	0.15	0.16	0.46		0.16
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.54		6.55	4.75	(4.23)	0.94		3.38
Total income (loss) from investment operations	1.62		6.67	4.90	(4.07)	1.40		3.54
Less distributions from:
Net investment income	—		(0.10)	(0.19)	(0.10)	(0.42)		(0.20)
Net realized gains on investments	—		(0.16)	—	—	(4.89)		(2.41)
Total distributions	—		(0.26)	(0.19)	(0.10)	(5.31)		(2.61)
Net asset value, end of period	$31.44		$29.82	$23.41	$18.70	$22.87		$26.78
TOTAL RETURN	5.43	%(a)	28.50%	26.37%	(17.88)%	4.73%		13.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,915,305		$1,425,625	$769,468	$674,004	$237,778		$240,308
Percentage of expenses to average net assets	1.17	%(b)	1.17%	1.21%	1.27%	1.21%		1.26%
Percentage of net investment income to average net assets	0.58	%(b)	0.61%	0.70%	0.88%	1.63%		0.59%
Portfolio turnover rate(d)	5	%(a)	31%	69%	53%	107	%(e)	45%

	For the				For the Period From
	Six Months Ended		For the Year Ended December 31,		May 1, 2008
	June 30, 2011				(inception) to
Institutional Class(c)	(Unaudited)		2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$29.80		$23.40	$18.72	$24.58
Income (loss) from investment operations:
Net investment income	0.17		0.21	0.15	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.51		6.53	4.79	(5.91)
Total income (loss) from investment operations	1.68		6.74	4.94	(5.78)
Less distributions from:
Net investment income	—		(0.18)	(0.26)	(0.08)
Net realized gains on investments	—		(0.16)	—	—
Total distributions	—		(0.34)	(0.26)	(0.08)
Net asset value, end of period	$31.48		$29.80	$23.40	$18.72
TOTAL RETURN	5.64	%(a)	28.85%	26.70%	(23.60	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$330,790		$164,264	$61,060	$30,702
Percentage of expenses to average net assets before waivers	0.85	%(b)	0.86%	1.03%	1.19	%(b)
Percentage of expenses to average net assets after waivers	0.85	%(b)	0.86%	0.99%	0.99	%(b)
Percentage of net investment income to average net assets before waivers	0.91	%(b)	0.98%	0.88%	1.13	%(b)
Percentage of net investment income to average net assets after waivers	0.91	%(b)	0.98%	0.92%	1.33	%(b)
Portfolio turnover rate(d)	5	%(a)	31%	69%	53	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	Portfolio turnover rate is calculated at the Fund level.
(e)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Fund’s portfolio holding due to market conditions.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the
	Six Months Ended		For the Year Ended December 31,
	June 30, 2011
Investor Class	(Unaudited)		2010	2009	2008	2007	2006

PER SHARE DATA
Net asset value, beginning of period	$43.82		$36.18	$25.04	$41.50	$51.21	$44.80
Income (loss) from investment operations:
Net investment loss	(0.12)		(0.03)	(0.06)	(0.25)	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	2.77		7.73	11.20	(16.13)	(2.81)	12.60
Total income (loss) from investment operations	2.65		7.70	11.14	(16.38)	(2.84)	12.57
Less distributions from:
Net investment income	—		—	—	—	(0.14)	(0.30)
Net realized gains on investments	—		(0.06)	—	(0.08)	(6.73)	(5.86)
Total distributions	—		(0.06)	—	(0.08)	(6.87)	(6.16)
Net asset value, end of period	$46.47		$43.82	$36.18	$25.04	$41.50	$51.21
TOTAL RETURN	6.05	%(a)	21.28%	44.49%	(39.53)%	(5.53)%	28.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,296,762		$1,293,235	$1,167,784	$870,247	$1,708,239	$2,016,244
Percentage of expenses to average net assets	1.13	%(b)	1.14%	1.18%	1.20%	1.14%	1.12%
Percentage of expenses to average net assets (excluding dividend expense)	1.13	%(b)	1.14%	1.18%	1.20%	1.14%	1.12%
Percentage of net investment income (loss) to average net assets	(0.45	)%(b)	(0.43)%	(0.42)%	0.53%	(0.13)%	(0.20)%
Portfolio turnover rate(d)	14	%(a)	29%	37%	60%	56%	49%

	For the				For the Period From
	Six Months Ended		For the Year Ended December 31,		May 1, 2008
	June 30, 2011				(inception) to
Institutional Class(c)	(Unaudited)		2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$44.12		$36.36	$25.10	$39.69
Income (loss) from investment operations:
Net investment income loss	(0.58)		0.19	0.01	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	3.31		7.63	11.25	(14.53)
Total income (loss) from investment operations	2.73		7.82	11.26	(14.59)
Less distributions from:
Net realized gains on investments	—		(0.06)	—	—
Total distributions	—		(0.06)	—	—
Net asset value, end of period	$46.85		$44.12	$36.36	$25.10
TOTAL RETURN	6.19	%(a)	21.50%	44.86%	(36.76	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$60,674		$49,880	$57,522	$40,399
Percentage of expenses to average net assets before waivers	0.92	%(b)	0.95%	0.94%	1.06	%(b)
Percentage of expenses to average net assets after waivers	0.92	%(b)	0.95%	0.94%	0.99	%(b)
Percentage of net investment income (loss) to average net assets before waivers	(0.24	)%(b)	(0.26)%	(0.18)%	(0.48	)%(b)
Percentage of net investment income (loss) to average net assets after waivers	(0.24	)%(b)	(0.26)%	(0.18)%	(0.41	)%(b)
Portfolio turnover rate(d)	14	%(a)	29%	37%	60	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	Portfolio turnover rate is calculated at the Fund level.

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2011 (Unaudited)

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)
Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange or using methods determined by the Board of Directors. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)
Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and are determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2010, the Value Plus Fund and Value Fund utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2010, the following reclassifications were made to increase (decrease) such amounts.

	ACCUMULATED UNDISTRIBUTED	ACCUMULATED UNDISTRIBUTED
	(DISTRIBUTIONS IN EXCESS OF)	NET REALIZED GAINS (LOSSES)	PAID IN
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	CAPITAL
Select Value Fund	$(72,053)	$72,053	$—
Value Plus Fund	(719,389)	(746,586)	1,465,975
Value Fund	4,479,419	(6,689,759)	2,210,340

Total net assets are not affected by these reclassifications.

(d)
For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identied cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)
Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	At June 30, 2011, 1.19% of the Value Plus and 8.64% of the Value Funds’ net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(g)
A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. As of June 30, 2011, the Funds did not hold any restricted securities.

(h)
The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Fund adopted the Fair Value Statement as of the beginning of its fiscal year on January 1, 2008. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities.

•
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.). Includes short term investments in time deposits, treasury bills and warrants held by the Funds.

•	Level 3 - significant unobservable inputs (including the Board of Directors’, and Pricing Committee’s, own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2011:

	LEVEL 1		LEVEL 2		LEVEL 3**
	Quoted Prices		Other Significant Observable Inputs		Significant Unobservable Inputs		TOTAL
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Fund Name***	in Securities	Investments*	in Securities	Investments*	in Securities	Investments*	in Securities	Investments*
Select Value Fund
Common Stocks	$757,008,087	$—	$—	$—	$—	$—	$757,008,087	$—
Short-Term Investments	—	57,622,529	—	—	—	—	57,622,529	—
Value Plus Fund
Common Stocks	2,172,502,269	—	—	—	—	—	2,172,502,269	—
Short-Term Investments	—	76,427,424	—	—	—	—	76,427,424	—
Value Fund
Common Stocks	1,243,923,558	—	38,685,661	—	—	—	1,282,609,219	—
Warrants	—	—	—	—	—	—	—	—
Short-Term Investments	—	—	75,045,434	—	—	—	75,045,434	—
Liabilities
Options Written	—	(767,500)	—				—	(767,500)

*
Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts and futures, which are valued at the unrealized appreciation/(depreciation).

**
For the six months ended June 30, 2011, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

***	For detailed industry descriptions, see the accompanying Schedules of Investments.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. During the six months ended June 30, 2011 there were no significant transfers between Level 1 and Level 2 securities. The Funds have adopted a policy recognizing transfers between levels as of the date of the event causing the transfer.

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2011, the Funds had no open futures positions.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the six months ended June 30, 2011:

	VALUE FUND
	NUMBER OF
	CONTRACTS	PREMIUMS
Balance at December 31, 2010	21,000	$805,639
Options written	39,000	1,828,201
Options expired	(28,045)	(1,254,343)
Options closed	(12,000)	(572,980)
Options exercised	(4,455)	(259,118)
Balance at June 30, 2011	15,500	$547,399

		WRITTEN
	NUMBER OF	OPTIONS AT
FUND NAME	CONTRACTS	VALUE*
VALUE FUND
Interdigital, Inc., $45.00, 7/16/11 (Covered Call)	3,000	$180,000
Newpark Resouces, Inc., $10.00, 8/20/11 (Covered Call)	10,000	550,000
	13,000	730,000

Grand Canyon Education, Inc., $12.50, 7/16/11 (Covered Put)	2,500	37,500
Total Written Options	15,500	$767,500

*	Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Balance Sheet - Fair Value of Derivative Instruments as of June 30, 2011:
		Select Value Fund	Value Plus Fund	Value Fund
	Balance Sheet Location	Fair Value	Fair Value	Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$–	$–	$767,500
		$–	$–	$767,500

The effect of derivatives instruments on the Statement of Operations for the six months ended June 30, 2011:

		Realized Gain	Change in Unrealized
	Location of Gain (Loss) On	on Derivatives	Gain (Loss) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
VALUE FUND
Equity Contracts (Warrants)	Net realized gains (losses) on: Investments and foreign currency translation/Net change in unrealized appreciation (depreciation) on: Investments and foreign currency translation	$12,322	$(7,579)
Equity Contracts (Written Options)	Net realized gains on: Written options/Net change in unrealized appreciation on: Written options	432,446	508,774
		$444,768	$501,195

(5)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 31, 2011 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees are computed at a rate per annum equal to 0.15% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the six months ended June 30, 2011.

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the six months ended June 30, 2011, $210,138 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the six months ended June 30, 2011, there were no expenses of the Funds waived. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2011, there were no deferred Directors’ fees.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. During the six months ended June 30, 2011, the fees were $1,756, $18,209, and $1,935 for the Select Value Fund, Value Plus Fund, and Value Fund, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

(8)	INVESTMENT TRANSACTIONS

During the six months ended June 30, 2011, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$282,588,234	$216,740,756
Value Plus Fund	649,745,725	92,961,926
Value Fund	177,522,121	246,053,946

(9)	FEDERAL INCOME TAX INFORMATION

	TAX	GROSS	GROSS	NET TAX UNREALIZED
	COST OF	UNREALIZED	UNREALIZED	APPRECIATION
FUND	INVESTMENTS	APPRECIATION	DEPRECIATION	ON INVESTMENTS
Select Value Fund	740,395,122	103,334,843	(29,099,349)	74,235,494
Value Plus Fund	1,960,694,535	405,029,999	(116,794,841)	288,235,158
Value Fund	1,118,367,080	359,046,808	(119,759,235)	239,287,573

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

(10)	FUND SHARE TRANSACTIONS

For the six months ended June 30, 2011, fund share transactions were as follows:

	SELECT	VALUE
Investor Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	3,695,931	20,532,503	1,237,590
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	—	—
Shares redeemed	(2,274,549)	(7,423,641)	(2,850,558)
Net increase (decrease) in Fund shares	1,421,382	13,108,862	(1,612,968)

	SELECT	VALUE
Institutional Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	1,882,021	5,882,558	213,274
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	—	—
Shares redeemed	(345,195)	(884,657)	(48,718)
Net increase (decrease) in Fund shares	1,536,826	4,997,901	164,556

For the year ended December 31, 2010, fund share transactions were as follows:

	SELECT	VALUE
Investor Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	10,385,966	30,674,832	2,731,663
Reinvested distributions from net investment income & distributions from net realized gains on investments	107,809	396,983	38,230
Shares redeemed	(5,602,311)	(16,132,298)	(5,531,265)
Net increase (decrease) in Fund shares	4,891,464	14,939,517	(2,761,372)

	SELECT	VALUE
Institutional Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	1,489,875	4,751,879	230,610
Reinvested distributions from net investment income & distributions from net realized gains on investments	19,176	52,217	1,428
Shares redeemed	(374,681)	(1,902,037)	(683,473)
Net increase (decrease) in Fund shares	1,134,370	2,902,059	(451,435)

(11)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Select Value, Value Plus and Value Funds; that is, the Fund held 5% or more of their outstanding voting securities during the six months ended June 30, 2011:

SELECT VALUE FUND
	SHARE BALANCE			SHARE BALANCE		REALIZED GAINS
SECURITY NAME	AT JANUARY 1, 2011	PURCHASES	SALES	AT JUNE 30, 2011	DIVIDENDS	(LOSSES)
First Interstate Bancsystem, Inc. (Class A)	887,600	—	63,300	824,300	$192,589	$12,837
					$192,589	$12,837

VALUE PLUS FUND
	SHARE BALANCE			SHARE BALANCE		REALIZED GAINS
SECURITY NAME	AT JANUARY 1, 2011	PURCHASES	SALES	AT JUNE 30, 2011	DIVIDENDS	(LOSSES)
American Vanguard Corp.	2,438,597	186,403	—	2,625,000	$78,000	$—
Analogic Corp.	725,000	—	—	725,000	145,000	—
Asset Acceptance Capital Corp.	2,325,000	5,000	—	2,330,000	—	—
Berkshire Hills Bancorp, Inc.	1,000,000	154,047	—	1,154,047	352,000	—
CDI Corp.	1,275,000	225,000	—	1,500,000	367,250	—
Centerstate Banks, Inc.	1,750,000	175,000	200,000	1,725,000	36,500	(1,232,882)
CTS Corp.	1,700,000	525,000	—	2,225,000	128,250	—
Federal Signal Corp.	2,950,000	1,050,000	—	4,000,000	—	—
Fred’s, Inc. (Class A)	1,575,000	525,000	—	2,100,000	190,000	—
FreightCar America, Inc.	824,800	278,987	—	1,103,787	—	—
Gulf Island Fabrication, Inc.	—	968,732	—	968,732	39,018	—
Heidrick & Struggles International, Inc.	225,000	1,125,000	—	1,350,000	221,000	—
Navigant Consulting, Inc.	2,500,000	—	—	2,500,000	—	—
Overseas Shipholding Group, Inc.	800,000	1,506,900	—	2,306,900	1,629,688	—

VALUE PLUS FUND (Continued)
	SHARE BALANCE			SHARE BALANCE		REALIZED GAINS
SECURITY NAME	AT JANUARY 1, 2011	PURCHASES	SALES	AT JUNE 30, 2011	DIVIDENDS	(LOSSES)
Park Electrochemical Corp.	1,208,264	41,736	—	1,250,000	$247,956	$—
PharMerica Corp.	—	1,500,000	—	1,500,000	—	—
Renasant Corp.	1,150,000	400,000	—	1,550,000	501,500	—
Simmons First National Corp. (Class A)	875,000	350,000	—	1,225,000	436,262	—
StellarOne Corp.	1,167,785	432,215	—	1,600,000	110,000	—
TriCo Bancshares	770,946	254,054	—	1,025,000	177,750	—
					$4,660,174	$(1,232,882)

VALUE FUND
	SHARE BALANCE			SHARE BALANCE		REALIZED GAINS
SECURITY NAME	AT JANUARY 1, 2011	PURCHASES	SALES	AT JUNE 30, 2011	DIVIDENDS	(LOSSES)
Accuray, Inc.	4,100,000	100,000	—	4,200,000	$—	$—
Agria Corp. (ADR)	4,000,000	—	465,270	3,534,730	—	(3,296,296)
American Service Group, Inc.	700,000	—	700,000	—	—	11,606,298
American Vanguard Corp.	2,000,000	—	—	2,000,000	60,000	—
Analogic Corp.	775,900	—	—	775,900	155,180	—
Analysts International Corp.	473,000	—	—	473,000	—	—
Animal Health International, Inc.	2,300,000	—	2,300,000	—	—	1,369,698
AuRico Gold, Inc.(a)	6,806,400	193,600	—	7,000,000	—	—
BioClinica, Inc.	350,000	907,303	—	1,257,303	—	—
Cambrex Corp.	2,000,000	—	—	2,000,000	—	—
CDC Software Corp. (ADR)	401,000	—	401,000	—	—	(2,867,331)
Computer Task Group, Inc.	1,500,000	—	—	1,500,000	—	—
Digirad Corp.	1,800,000	—	—	1,800,000	—	—
Duckwall-ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	800,000	—	—	800,000	—	—
FirstCity Financial Corp.	785,000	—	—	785,000	—	—
Flanders Corp.	2,481,663	956	—	2,482,619	—	—
Force Protection, Inc.	5,000,000	—	—	5,000,000	—	—
Hampshire Group, Ltd.	600,000	—	—	600,000	—	—
Hawthorn Bancshares, Inc.(b)	227,100	9,084	—	236,184	22,710	—
Hemisphere GPS, Inc	2,000,000	2,843,800	—	4,843,800	—	—
HF Financial Corp.	350,000	—	—	350,000	78,750	—
Hooper Holmes, Inc.	6,225,000	—	—	6,225,000	—	—
Hudson Highland Group, Inc.	1,800,000	700,000	—	2,500,000	—	—
Intersections, Inc.	1,500,000	—	—	1,500,000	450,000	—
Inventure Foods, Inc.	1,900,622	—	—	1,900,622	—	—
Lakeland Industries, Inc.	516,500	—	—	516,500	—	—
Lantronix, Inc.	977,557	—	—	977,557	—	—
LECG Corp.	2,180,271	—	2,180,271	—	—	(14,403,936)
Magnetek, Inc.	3,000,000	—	—	3,000,000	—	—
MFRI, Inc.	576,000	—	—	576,000	—	—
Newpark Resources, Inc.	2,867,400	1,732,600	—	4,600,000	—	—
North Valley Bancorp	633,333	—	—	633,333	—	—
Northwest Pipe Co.	500,000	—	—	500,000	—	—
PDI, Inc.	1,096,323	165,291	—	1,261,614	—	—
Perma-Fix Environmental Services, Inc.	4,000,000	—	—	4,000,000	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	—	—
Richardson Electronics, Ltd.	911,231	—	411,231	500,000	39,000	2,733,102
SearchMedia Holdings, Ltd.	1,600,000	220,600	—	1,820,600	—	—
SRI/Surgical Express, Inc.	560,000	—	—	560,000	—	—
STAAR Surgical Co.	2,886,523	—	766,923	2,119,600	—	722,459
StarTek, Inc.	1,038,424	436,576	—	1,475,000	—	—
Supreme Industries, Inc. (Class A)	1,170,000	60,000	—	1,230,000	—	—
Tier Technologies, Inc.	950,000	—	—	950,000	—	—
Tongxin International, Ltd.	1,000,000	—	—	1,000,000	—	—
TRC Cos., Inc.	1,549,891	—	—	1,549,891	—	—
Trinity Biotech PLC (ADR)	1,400,000	—	—	1,400,000	140,000	—
U.S. Silver Corp.	19,740,000	—	994,500	18,745,500	—	(90,015)
Westell Technologies, Inc. (Class A)	4,800,000	—	—	4,800,000	—	—
					$945,640	$(4,226,021)
(a)  Formerly Gammon Gold, Inc.
(b)  Stock dividend on June 13, 2011.

(12)	SUBSEQUENT EVENTS

Management has evaluated subsequent events and determined that there were no material events that would require disclosure in the Funds’ financial statements through the date of issuance.

ADDITIONAL INFORMATION
(UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 through June 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/11	6/30/11	1/1/11 - 6/30/11	1/1/11 - 6/30/11
Heartland Select Value Fund - Investor	$1,000.00	$1,044.20	$6.18	1.22%
Heartland Select Value Fund - Institutional	1,000.00	1,045.60	4.67	0.92
Heartland Value Plus Fund - Investor	1,000.00	1,054.30	5.96	1.17
Heartland Value Plus Fund - Institutional	1,000.00	1,056.40	4.33	0.85
Heartland Value Fund - Investor	1,000.00	1,060.50	5.77	1.13
Heartland Value Fund - Institutional	1,000.00	1,061.90	4.70	0.92

(a)
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/11	6/30/11	1/1/11 - 6/30/11	1/1/11 - 6/30/11
Heartland Select Value Fund - Investor	$1,000.00	$1,018.74	$6.11	1.22%
Heartland Select Value Fund - Institutional	1,000.00	1,020.23	4.61	0.92
Heartland Value Plus Fund - Investor	1,000.00	1,018.99	5.86	1.17
Heartland Value Plus Fund - Institutional	1,000.00	1,020.58	4.26	0.85
Heartland Value Fund - Investor	1,000.00	1,019.19	5.66	1.13
Heartland Value Fund - Institutional	1,000.00	1,020.23	4.61	0.92

(a)
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS
(UNAUDITED)

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or “interested persons of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held May 19, 2011, the Board of Directors, including all of the Independent Directors, unanimously approved the annual continuation of the Advisory Agreements without change.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and to other institutional accounts managed by the Advisor with an investment strategy and program similar to that of the relevant Fund; (4) the profitability of the Advisor with respect to each Fund; and (5) the extent to which economies of scale may be realized as each Fund grows. As part of this process, the Board reviewed and considered various materials, including:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:
•	A summary of service providers;
•	A summary of the Advisor’s investment process for the Funds;
•	Biographical information regarding the portfolio management teams for each Fund;
•	The Advisor’s Form ADV Part II (brochure, including supplements); and
•	Information regarding soft dollar practices and usage, trading costs and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:
•
A Section 15(c) Report and related materials prepared by Lipper, Inc. comparing advisory fees, other expenses and the performance of each Fund against: (1) a peer group of funds consisting of such Fund and certain other no-load funds classified by Lipper as having the same investment style and a similar asset size as such Fund (“Expense Group”); and (2) a peer group of funds consisting of such Fund and all other funds having the same investment style regardless of asset size or the primary channel of distribution (“Performance Universe”);

•	A memorandum from management summarizing the Lipper reports and setting forth management’s observations and conclusions based on that information;
•	Other comparative information of expenses and performance among each Fund and its corresponding Expense Group; and
•	Information pertaining to advisory fees paid by other clients of the Advisor having similar investment strategies to the Funds.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:
•	A profitability analysis prepared by management;
•	An independent study prepared by Lipper, Inc. of the profitability of a group of publicly traded advisors;
•	A summary of revenue sharing arrangements that the Advisor has with various distribution intermediaries; and
•
A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:
•	The Advisor’s financial statements and independent auditor’s report for the years ended December 31, 2009 and 2010;
•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiaries and independent auditor’s report for the years ended December 31, 2009 and 2010;
•	Heartland Holdings, Inc. consolidated balance sheet and income statement as of and for the period ended March 31, 2011 (unaudited);
•
A memorandum prepared by management summarizing Heartland Holdings, Inc.’s financial projections and shareholder distribution guidelines, including proforma projections of cash flows, liquidity and shareholders’ equity; and

•	A business valuation analysis of Heartland Holdings, Inc. and its subsidiaries as of December 31, 2010.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 19, 2011 meeting and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of investment advisory agreements.

After reviewing and discussing this information, and taking into account other information routinely provided at its quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•
The nature and extent of the services provided by the Advisor is appropriate for the investment objectives and programs of the Select Value, Value Plus and Value Funds and is appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations;

•
The quality of the services provided by the Advisor is strong based upon: (a) the high quality and effectiveness of the compliance program, disaster recovery and business continuity plan, and trading programs implemented by the Advisor on behalf of the Funds; and (b) the superior investment performance of each Fund compared with its Lipper performance universe and benchmark indices, especially over the one- and ten-year periods for the Value Fund, over the one-, three-, five- and ten-year periods for the Value Plus Fund and over the three- and five-year periods for the Select Value Fund;

•
The operating expenses of the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides certain administrative services to the Funds which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional expense, and the operating expenses of each Fund are competitive with fees paid by funds in each Fund’s Expense Group and with fees charged by the Advisor to other institutional accounts it manages under similar investment strategies and programs;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreements.

With regard to economies of scale, the Independent Directors noted that certain fixed costs are spread over a broader base of assets as the Funds’ total assets increase. They also noted that economies of scale that can be achieved by funds with small cap management strategies, such as the Value and Value Plus Funds, frequently are not as pronounced as for funds with larger cap strategies. This is due to the fact that, as smaller cap funds increase in asset size, their managers frequently must add new companies to the fund portfolios to avoid the size of their investments in individual companies from exceeding prudent levels. Expansion of the number of companies in the portfolios requires increased research, analysis and administration, which typically offsets a portion of the financial benefits of the economies of scale achieved as assets grow. Larger cap funds, on the other hand, frequently can increase the size of their investments in companies already in their portfolios to manage investment inflows, which maximizes the financial benefits available to them from the economies of scale realized. Applying these concepts to the Value Fund and the Value Plus Fund, the Independent Directors concluded that the fee structures of those Funds reflects an appropriate sharing of economies of scale between the Funds and the Advisor. The Independent Directors reached this conclusion even after carefully considering recent developments and circumstances affecting these two Funds, including, with respect to the Value Fund, the fact that reduced market liquidity in the micro cap space has caused the Advisor to increase its positions in companies with larger capitalizations and thereby reduce the number of companies in the portfolio in order to maintain appropriate liquidity in the portfolio, and, with respect to the Value Plus Fund, the fact that the Fund has implemented a partial close in order to slow the growth rate of its total assets and to favor prospective investors with longer term investment horizons. The Independent Directors also noted that the investment program of the Select Value Fund gives rise to economies of scale at greater asset levels, and concluded that the five basis point fee reduction on net assets in excess of $1.0 billion represents an appropriate sharing of economies of scale between the Advisor and the Funds at foreseeable asset levels.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS
(UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of Board members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2/05; Chairman of the Board since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to present (31 mutual funds).
Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Michael D. Dunham Date of Birth: 7/45	Director	Since 1/04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	None
Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Director, Northrock Partners, a Private Wealth Practice of Ameriprise Financial; February 2010 to present; Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None
Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Associate Dean of Undergraduate Program, University of Wisconsin-Madison, since August 2008; Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William (“Bill”) J. Nasgovitz(3) Date of Birth: 10/44	President and Director	Since 12/84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None
David C. Fondrie Date of Birth: 7/49	Chief Executive Officer	Since 5/06
Portfolio Manager, Heartland Advisors, Inc. since March 2004; Director of Equity Research, Heartland Advisors, Inc., from 2000 to 2010; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.
				N/A	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11
Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary; Heartland Group, Inc.; May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.
				N/A	N/A
Paul T. Beste Date of Birth: 1/56	Vice President and Assistant Secretary	Since 5/10
Chief Operating Officer, Heartland Advisors, inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000-March 2011; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008. Employed by Heartland Advisors, Inc., in other capacities since 1997.
				N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8/08
General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.
				N/A	N/A
Katherine M. Jaworski Date of Birth: 11/70	Vice President and Secretary	Since 6/11
Vice President, Heartland Advisors, Inc., since February 2010; Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Principal Accounting Officer and Treasurer, Heartland Group, Inc.; May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.
				N/A	N/A

(1)
Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)
Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent Is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2011.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had no meetings during the twelve months ended June 30, 2011.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

DEFINITIONS
(UNAUDITED)

Debt/Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings Yield is the reciprocal of the price to earnings ratio.

Free Cash Flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Price/Earnings Ratio (Forward) for a security is based on actual earnings to date and future estimates made by Heartland Advisors, Inc. Estimates made by Heartland Advisors, Inc. are based on factors such as management guidance, historical performance of the company and its peer group, industry growth rates, estimates and other factors as deemed appropriate.

Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark. All indices are unmanaged. It is not possible to invest directly in an index.

Rolling Return is the compound annual growth rate for a series of periods as of the dates provided. It can be useful when examining returns over specific holding periods.

Heartland Advisors’ Commitment to you…
Striving to Achieve Superior Investment Results and Outstanding Client Service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We are dedicated to leveraging over 200 years of our team’s experience to strive to generate superior investment results through disciplined value investing

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value Investing TM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

HLF2469/0812

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.     Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.   Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced to in Item 2 was filed as Exhibit 12(d)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on March 1, 2011, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	August 31, 2011

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 31, 2011